UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2004

AmeriGas Partners, L.P.

(Exact Name of Registrant Specified in Charter)

Delaware	1-13692	23-2787918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 North Gulph Road King of Prussia, Pennsylvania	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 337-7000

Item 5. Other Events

Attached as Exhibit 1.1 is the Underwriting Agreement, dated May 20, 2004, by and among AmeriGas Partners, L.P., a Delaware limited partnership, AmeriGas Propane, L.P., a Delaware limited partnership, AmeriGas Propane, Inc., a Pennsylvania corporation, AmeriGas Eagle Propane, L.P., a Delaware limited partnership, AmeriGas Eagle Holdings, Inc., a Delaware corporation, Citigroup Global Markets Inc., UBS Securities LLC and Wachovia Capital Markets, LLC.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Exhibit Title
1.1	Underwriting Agreement, dated May 20, 2004, by and among AmeriGas Partners, L.P., a Delaware limited partnership, AmeriGas Propane, L.P., a Delaware limited partnership, AmeriGas Propane, Inc., a Pennsylvania corporation, AmeriGas Eagle Propane, L.P., a Delaware limited partnership, AmeriGas Eagle Holdings, Inc., a Delaware corporation, Citigroup Global Markets Inc., UBS Securities LLC and Wachovia Capital Markets, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMERIGAS PARTNERS, L.P.
(Registrant)

By:	AmeriGas Propane, Inc.,
its general partner

By:	/s/ Margaret M. Calabrese
Name:	Margaret M. Calabrese
Title:	Assistant Secretary

Dated: May 21, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Title
1.1	Underwriting Agreement, dated May 20, 2004, by and among AmeriGas Partners, L.P., a Delaware limited partnership, AmeriGas Propane, L.P., a Delaware limited partnership, AmeriGas Propane, Inc., a Pennsylvania corporation, AmeriGas Eagle Propane, L.P., a Delaware limited partnership, AmeriGas Eagle Holdings, Inc., a Delaware corporation, Citigroup Global Markets Inc., UBS Securities LLC and Wachovia Capital Markets, LLC.